Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Form 10-Q/A periodic report of Recon Technology, Ltd for the quarter ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof and pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Yin Shenping, certify that:

(1) This period report containing the financial statements fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the this period report fairly presents, in all material respects, the financial condition and results of operations of Recon Technology, Ltd.

Date: January 31, 2012

/s/ Yin Shenping
Yin Shenping Chief Executive Officer (Principal Executive Officer)